As filed with the Securities and Exchange Commission on May 5, 2026
___________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2026

OPPENHEIMER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-12043

Delaware	98-0080034
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
85 Broad Street
New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 668-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A non-voting common Stock	OPY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the 2026 Annual Meeting of Stockholders ("2026 AM") on May 4, 2026. As of the close of business on March 6, 2026, the record date for the 2026 AM, there were 99,665 shares of Class B voting common stock, par value $0.001 per share, of the Company (the “Class B Shares”) outstanding and entitled to vote at the 2026 AM. Each Class B Share was entitled to one vote. Stockholders holding an aggregate of 97,387 Class B Shares entitled to vote at the 2026 AM, representing 97.7% of the outstanding Class B Shares as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2026 AM.

At the 2026 AM, the Company’s Class B stockholders considered five voting proposals, each of which is described in more detail in the Company’s 2026 Proxy Statement.

The final voting results of each voting proposal brought before a vote of the Company’s Class B stockholders at the 2026 AM are set forth below:

Matter No. 1 - Election of Nine Directors

The nine director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their respective successors are duly elected and qualified by the following final voting results:

Name	For	Withheld	Broker Non-Votes
Evan Behrens	97,385	2	0
Timothy M. Dwyer	97,385	2	0
Paul M. Friedman	97,385	2	0
Teresa A. Glasser	97,385	2	0
Stacy J. Kanter	97,385	2	0
Albert J. Lowenthal	97,385	2	0
Robert S. Lowenthal	97,385	2	0
R. Lawrence Roth	97,385	2	0
Suzanne E. Spaulding	97,385	2	0

Matter No. 2 - Appointment of Deloitte & Touche LLP as auditors and Authorization to Fix Remuneration

The voting proposal to ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2026 and authorize the Audit Committee to fix the auditor’s remuneration was approved by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,387	0	0	N/A

Matter No. 3 - Approval, in an advisory (non-binding) vote, of the Company’s executive compensation as disclosed in the Company’s 2026 Proxy Statement

The voting proposal to approve, in an advisory (non-binding) vote, the Company's executive compensation as disclosed in the Company's 2026 Proxy Statement was approved by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,381	2	4	0

Matter No. 4 - Approval, in an advisory (non-binding) vote, that a stockholder’s vote to approve the Company’s executive compensation (Matter 3 above) should occur every 1, 2 or 3 years

The voting proposal to approve, in an advisory (non-binding) vote, that a stockholder’s vote to approve the Company’s executive compensation (Matter 3 above) should occur every 1, 2 or 3 years was approved by the following final voting results:

Frequency of compensation	1 year	2 years	3 years	Abstentions	Broker Non-Votes
	2	0	97,381	4	0

Matter No. 5 - Approval of the Company’s Amended and Restated Certificate of Incorporation

The voting proposal to approve the Company’s Amended and Restated Certificate of Incorporation was approved by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,381	0	6	0

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Financial Statements and Exhibits.

Exhibits:

The following Exhibit is submitted herewith.

99.1	Annual Stockholders’ Meeting Presentation dated May 4, 2026
3.1	Amended and Restated Certificate of Incorporation
10.4	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: May 5, 2026 By: /s/ Brad M. Watkins --------------------------------- Brad M. Watkins Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Annual Stockholders’ Meeting Presentation dated May 4, 2026
3.1	Amended and Restated Certificate of Incorporation
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL
5